UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/15/2006

CAPITAL TITLE GROUP, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-21417

DE	87-0399785
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

14648 North Scottsdale Road, Suite 125, Scottsdale, AZ 85254
(Address of principal executive offices, including zip code)

480-624-4200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 2.02.    Results of Operations and Financial Condition

On March 14, 2006, the Registrant released its financial results for its fourth quarter and year ended December 31, 2005. A copy of the news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

Exhibit 99.1-New Release of Capital Title Group, Inc., dated March 14, 2006.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL TITLE GROUP, INC.

Date: March 15, 2006	By:	/s/ Mark C. Walker
Mark C. Walker
EVP, COO, CFO, Secretary and Treasurer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release issued 3/14/06